		MONTHLY SERVICING STATEMENT
		(Delivered pursuant to subsection 5.03 (a)
		of the Indenture Supplement

		HSBC FINANCE CORPORATION
		HRSI FUNDING, INC. II

		HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I
		Class A, Class B and Class C Notes, Series 2002-3

		This Certificate relates to the Distribution Date occurring on January 18, 2005

1.		Pool One Information.

(a)		The aggregate amount of Collections processed for the Due Period
		preceding such Distribution Date was equal to	$764,378,717.04

(b)		The aggregate amount of such Collections with respect to Principal
		Receivables for the Due Period preceding such Distribution Date was
		equal to .	$654,223,636.71
	(i)	The total payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (h) ], is	13.43%

(c)		The aggregate amount of such Collections with respect to Finance
		Charge and Administrative Receivables for the Due Period preceding
		such Distribution Date was equal to .	$110,155,080.33

	(i)	The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (h) ], is	22.86%

	(ii)	The amount of such aggregate with respect to Finance Charge was equal to	$87,018,250.88

	(iii)	The amount of such aggregate with respect to fees was equal to .	$19,989,573.82

	(iv)	The amount of such aggregate with respect to Interchange was equal to	N/A

	(v)	The amount of such aggregate with respect to other recoveries was equal to	$1,007,121.80

	(vi)	The amount of such aggregate with respect to principal recoveries was equal to	$2,140,133.83

(d)		The Gross Defaulted Amount for the preceding Due Period is .	$115,163,026.49
	(i)	The annualized default rate, (d) *12 / (h), is	24.37%

	(ii)	The annualized net default rate, [(d)-(c)(vi)] *12 / (h), is	23.92%

(e)		The Portfolio Yield for such Distribution Date [c(i) - d(ii)] .	-1.06%

(f)		The total amount of Principal Receivables in Pool One at the beginning
		of the preceding Due Period or, if there were Additions or Removals during the Due
		Period, the average balance for such Due Period is equal to	$5,669,575,488.34

(g)		The total amount of Principal Receivables in Pool One as of the last day of the
		preceding Due Period is .	$5,346,664,416.28

(h)		The total amount of Principal Receivables in Pool One at the beginning
		of the preceding Due Period	$5,669,575,488.34

(i)		The total amount of Finance Charge and Administrative Receivables in
		Pool One as of the last day of the preceding Due Period is	$229,106,178.29

(j)		The aggregate outstanding gross balance of the Accounts which were
		30-59 days delinquent as of the close of business on the last
		day of the calendar month preceding such Distribution Date was equal to	$83,479,665.01

(k)		The aggregate outstanding gross balance of the Accounts which were
		60-89 days delinquent as of the close of business on the last
		day of the calendar month preceding such Distribution Date was equal to	$52,927,092.15

(l)		The aggregate outstanding gross balance of the Accounts which were
		90+ days delinquent as of the close of business on the last
		day of the calendar month preceding such Distribution Date was equal to	$117,027,311.14

(m)		Transferor Amount	$2,850,394,416.28

(n)		Transferor Interest Percentage (Transferor Amount/aggregate Series Adjusted Invested Amount)	114.19%

2.		Series 2002-3 Information

(a)		The average rate (the weighted average Class A Note Interest Rate, Class B
		Note Interest Rate and Class C Note Interest Rate reduced to take into account
		the non-interest bearing over-collateralization invested amount) is equal to	2.8188%

(b)		Total investor Collections is equal to .	$120,180,925.99

(c)		Investor percentage of Principal Collections is equal to .	$102,861,579.88

(d)		The Floating Investor Percentage for the Due Period preceding such
		Distribution Date was equal to	15.72%

(e)		Investor Finance Charge and Administrative Collections is equal to .	$17,319,346.11

(f)		Investor Defaulted Amount is equal to .	$18,106,730.15

(g)		The Monthly Servicing Fee is equal to .	$1,485,683.33

(h)		The Monthly Administration Fee is equal to	$13.10

(i)		The Series Portfolio Yield for the Due Period preceding such
		Distribution Date was equal to	-1.0600%

3.		Determination of Monthly Interest

(a)		The number of days in the Interest Period is equal to	34

(b)		Class A Note Principal Balance - Beginning of the Due Period	$673,000,000.00

(c)		The Class A Note Interest Rate for the Interest Period with respect to
		such Distribution Date is equal to	2.6725%

(d)		Class A Monthly Interest is equal to	$1,698,670.69

(e)		Class B Note Principal Balance - Beginning of the Due Period	$98,060,000.00

(f)		The Class B Note Interest Rate for the Interest Period with respect to
		such Distribution Date is equal to	3.6525%

(g)		Class B Monthly Interest is equal to	$338,266.14

(h)		Class C Note Principal Balance - Beginning of the Due Period	$69,090,000.00

(i)		The Class C Note Interest Rate for the Interest Period with respect to
		such Distribution Date is equal to	5.1525%

(j)		Class C Monthly Interest is equal to	336,209.21

4.04		Application of Available Funds

	(a)	Available Investor Finance Charge and Administrative Collections	$17,319,346.11

	(i)	The amount of Class A Monthly Interest for such Distribution Date is
		equal to	$1,698,670.69

		The amount of any Class A Monthly Interest previously due but not
		distributed on a prior Distribution Date is equal to .	$0.00

		The amount of Class A Additional Interest for such Distribution Date
		is equal to .	$0.00

		The amount of any Class A Additional Interest previously due but not
		distributed on a prior Distribution Date is equal to	$0.00

	(ii)	The amount of Class B Monthly Interest for such Distribution Date is
		equal to.	$338,266.14

		The amount of any Class B Monthly Interest previously due but not
		distributed on a prior Distribution Date is equal to	$0.00

		The amount of Class B Additional Interest for such Distribution Date
		is equal to	$0.00

		The amount of any Class B Additional Interest previously due but not
		distributed on a prior Distribution Date is equal to.	$0.00

	(iii)	The amount of Class C Monthly Interest for such Distribution Date is
		equal to.	$336,209.21

		The amount of any Class C Monthly Interest previously due but not
		distributed on a prior Distribution Date is equal to	$0.00

		The amount of Class C Additional Interest for such Distribution Date
		is equal to	$0.00

		The amount of any Class C Additional Interest previously due but not
		distributed on a prior Distribution Date is equal to.	$0.00

	(iv)
	(A)	If HSBCFC or an Affiliate of HSBCFC is no longer the Servicer, the Monthly Servicing Fee .	$0.00

	(B)	If HSBCFC or an Affiliate of HSBCFC is no longer the Administrator, the Monthly
		Administration Fee is equal to .	$0.00

	(v)	The Investor Defaulted Amount for such Distribution Date is equal to	$14,946,200.07

	(vi)	The amount of Investor Charge-offs reimbursed on such Distribution Date is equal to .	$0.00

		The amount of Subordinated Principal Collections reimbursed on such Distribution
		date is equal to	$0.00

	(vii)	The amount applied to accelerate Principal pursuant to Section 5.03 is equal to .	$0.00

	(viii)	If HSBCFC or an Affiliate of HSBCFC is the Servicer, the Monthly Servicing Fee
		for such Distribution Date and due but not paid for a prior Distribution Date	$0.00

	(ix)	If HSBCFC or an Affiliate of HSBCFC is the Administrator, the Monthly Administration Fee
		for such Distribution Date and due but not paid for a prior Distribution Date.	$0.00

	(x)	The Excess of the Required Reserve Account Amount over the Available Reserve
		Account Amount, to be deposited into the Reserve Account is equal to .	$0.00

	(xi)	the balance, if any, to be distributed to the Transferor .	$0.00

5.		Other Information

	(a)	The Investor Percentage for Principal Collections is equal to .	15.72%

	(b)	The Series 2002-3 Principal Shortfall is equal to .	$0.00

	(c)	The Pool One Shared Principal Collections are equal to	$0.00

	(d)	The total amount to be distributed to Class A Noteholders on
		such Distribution Date in payment of principal is equal to.	$0.00

	(e)	The total amount to be distributed to Class B Noteholders on
		such Distribution Date in payment of principal is equal to	$0.00

	(f)	The total amount to be distributed to Class C Noteholders on
		such Distribution Date in payment of principal is equal to	$0.00

	(g)	The total amount to be distributed to the O/C Holder on such Distribution Date in
		payment of Excess O/C Amount is equal to .	$0.00

	(h)	The Monthly Subordination Amount with respect to such
		Distribution Date is equal to.	$0.00

	(i)	The amount applied at 4.04(a)(vi) to reimburse previous Monthly
		Subordination Amounts.	$0.00

	(j)	The amount of Investor Charge-Offs for such Distribution
		Date is equal to	$3,160,530.08

	(k)	The total amount of reimbursements of Investor Charge-Offs
		for such Distribution Date is equal to.	$0.00

	(l)	The Invested Amount at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to.	$888,249,469.92

	(m)	The Principal Funding Account Balance at the close of business on such Distribution Date	$0.00

	(n)	The Class A Note Principal Balance at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$673,000,000.00

	(o)	The Class B Note Principal Balance at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$98,060,000.00

	(p)	The Class C Note Principal Balance at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$69,090,000.00

	(q)	The Required O/C Amount at the close of business on such Distribution Date (after
		giving effect to all payments and adjustments on such Distribution Date) will be
		equal to .	$51,260,000.00

	(r)	The O/C Amount at the close of business on such Distribution Date ( after giving
		effect to all payments and adjustments on such Distribution Date) will be equal to	$48,099,469.92

	(s)	Total amount to be on deposit in the Collection Account (after giving effect to
		allocations required to be made pursuant to the terms of all other Series now
		outstanding and to the payment of the Servicer's fee, administration fee and funding of
		investor default amounts) prior to making distributions on such Distribution Dates is equal to	$2,373,146.04

	(t)	The total amount to be distributed from the Collection Account to the Transferor
		on such Distribution Date (after taking into consideration the amounts which
		have been netted with respect to all Series against deposits to the Collection
		Account) after making distributions is equal to	$0.00

6.		Controlled Accumulation

		As of the close of business on the last business day of July 2004, the Servicer has
		Elected to modify the following:

	(a)	The Controlled Accumulation Period Length in Due Periods	7

	(b)	The commencement date of the Controlled Accumulation Period at the close of business	March 31, 2005

	(c)	The Controlled Accumulation Amount with respect to each Due Period	165,713,003

		Footnote:

On December 29, 2004, the Servicer adopted FFIEC policies related to charge-off and account management guidelines in accordance with the Uniform Retail Credit Classification and Account Management Policy for its domestic private label credit card portfolio.

Subsequent to the adoption of FFIEC policies, all receivables held by Household Private Label Credit Card Master Note Trust I are generally charged-off by the end of the month in which an account becomes six months contractually delinquent. Charge-offs involving a bankruptcy occur by the end of the month sixty days after notification or by the end of the month in which the account becomes six months contractually delinquent, whichever is sooner.

		HSBC FINANCE CORPORATION
		HRSI FUNDING, INC. II

		HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I
		Class A, Class B and Class C Notes, Series 2002-3

		The undersigned, a duly authorized representative of HSBC Finance Corporation,
		as Servicer (the "Servicer"), pursuant to the Transfer and Servicing Agreement, dated as of
		June 12, 2001 (the "Transfer and Servicing Agreement"), by and among HRSI
		Funding, Inc. II, as Transferor, the Servicer, and Wilmington Trust Company, as
		Owner Trustee, does hereby certify with respect to the information set forth below as follows:

		Capitalized terms used in this Certificate shall have the respective
		meanings set forth in the Transfer and Servicing Agreement.

		HSBC Finance Corporation is, as of the date hereof, the Servicer
		under the Transfer and Servicing Agreement.

		The undersigned is a Servicing Officer.

		This Certificate relates to the Distribution Date occurring on January 18, 2005

		As of the date hereof, to the best knowledge of the undersigned, no
		Amortization Event has been deemed to have occurred on or prior to
		such Distribution Date.

		As of the date hereof, to the best knowledge of the undersigned, the Servicer
		has performed in all material respects all its obligations under the Transfer
		and Servicing Agreement through the Due Period preceding such
		Distribution Date or, if there has been a default in the performance of
		any such obligation, set forth in detail the (i) nature of such default,
		(ii) the action taken by the Transferor and Servicer, if any, to remedy such default
		and (iii) the current status of each such default; if applicable, insert "None".
		None

		As of the date hereof, to the best knowledge of the undersigned, no
		Lien has been placed on any of the Receivables other than pursuant to
		the Indenture (or, if there is a Lien, such Lien
		consists of : ____________________________________________).

		The amounts specified to be deposited into and withdrawn from the Collection
		Account, as well as the amounts specified to be paid to the Transferor, the
		Servicer and the Noteholders are all in accordance with
		the requirements of the Transfer and Servicing Agreement, Master Indenture
		and Indenture Supplement.

		IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
		Certificate this 10th day of January, 2005.

		HSBC FINANCE CORPORATION
		as Servicer,

		By: __/s/ Dennis Mickey___________
		Servicing Officer